SUPPLEMENT DATED FEBRUARY 28, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

MID-CAP VALUE PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2016

This supplement revises the Mid-Cap Value Portfolio Class I and P Shares summary prospectus dated May 1, 2016 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the paragraph immediately preceding the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Sub-Adviser – Boston Partners Global Investors, Inc. The primary person responsible for day-to-day management of the Fund is: